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   CONSECO FUND GROUP
   Administrative Office: 11815 N. Pennsylvania Street, Carmel,
   Indiana 46032   (317) 817-6300

        The Conseco Fund Group (the Trust ) is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a series type of mutual fund which issues separate classes (or series) of stock, each of which currently represents a separate diversified portfolio of investments. This Prospectus offers shares of three series ( Funds ) of the Trust, each with its own investment objective or objectives and investment policies. The Funds are divided into Class A and Class Y shares. Class A shares are offered to individual investors by a separate prospectus. Each class may have different expenses which may affect performance.

        The investment objectives of the Funds are as follows:

        Equity Fund seeks to provide a high equity total return consistent with preservation of capital and a prudent level of risk primarily by investing in selected equity securities and other securities having the investment characteristics of common stocks.

        Asset Allocation Fund seeks a high total investment return, consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes including debt securities, equity securities, and money market instruments.

        Fixed Income Fund seeks the highest level of income as is consistent with preservation of capital by investing primarily in investment grade debt securities.

        The various Funds may be used independently or in combination. You may also purchase shares of the money market fund managed by Federated Investors, which seeks current income consistent with stability of capital and liquidity, the prospectus for which immediately follows this prospectus.

        The investment policies of the respective Funds are fundamental and cannot be changed without a vote of their respective shareholders. There is no assurance that any of the Funds will achieve their investment objectives.


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





        Conseco Capital Management, Inc. (the Adviser ) serves as the Trust s investment adviser. The Adviser supervises the Trust s management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser or the Trust.

        This Prospectus sets forth concisely the information about the Trust that an investor should know before investing. A Statement of Additional Information ( SAI ) dated January 2, 1997, containing additional information about the Trust and the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.

   INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE
   REFERENCE.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
   SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   The date of this Prospectus is January 2, 1997.
























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   TABLE OF CONTENTS


                                                          Page

        Cover Page                                           1
        Fee Table                                            3
        Investment Objectives and Policies of the Funds 4 Investment Techniques and Other Investment Policies 8
        Management                                          12
        Purchase and Redemption of Shares                   13
        Dividends, Distributions and Taxes                  17
        The Adviser's Investment Performance                18
        Table of Contents of the Statement of Additional
         Information                                        22
        Appendix A   Securities Ratings                     A1



























   FEE TABLE

        The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in Class Y shares of the Funds.

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







   Shareholder Transaction
    Expenses                          Equity    Allocation     Income
   Maximum Sales Charge Imposed
   on Purchase (as a percentage
    of offering price)                None        None         None

   Maximum Sales Charge Imposed
   on Reinvested Dividends
   (as a percentage of
   offering price)                    None        None         None

   Deferred Sales Charge              None        None         None

   Redemption Fees                    None        None         None

   Annual Fund Operating Expenses
   (as a percentage of average net assets)

   Management Fees                    .70%        .70%         .45%

   Administrative Fees                .20%        .20%         .20%

   12b-1 Distribution and
    Service Fees                      None         None        None

   Other Expenses (less
   voluntary fee waivers and
   reimbursements)                    .10%         .10%        (.05%)

   Total Operating Expenses
   (after reimbursement)(1)           1.00%       1.00%         .60%

   (1) The Adviser has voluntarily agreed to waive its fees and/or reimburse all expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any other extraordinary expenses) through April 30, 1998, including management fees, to the extent that the Class Y expenses of the Equity, Asset Allocation and Fixed Income Funds exceed 1.00%, 1.00% and .60%, respectively, of the Fund s average daily net assets. If the Adviser had not undertaken to limit Fund expenses as described above, it is estimated that the Total Operating Expenses would be 1.15%, 1.15% and .85% of the average daily net assets of the Equity, Asset Allocation and Fixed Income Funds, respectively.
   Example


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





        Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Class Y of each of the Funds would have paid transaction and operating expenses at the end of each year as follows:

                                      1 Year         3 Years


             Equity                   $10                 $32

             Asset Allocation         $10                 $32

             Fixed Income             $ 6                 $19

   The same level of expenses would be incurred if the investments were held throughout the period indicated.


        These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

   INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

        Each of the Funds has a different investment objective or objectives as described below. Each Fund is managed by the Adviser. There can be no assurance that any of the Funds will achieve their investment objective or objectives. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in a Fund s investments in anticipation of changes in economic, business, and financial conditions.

        The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

        The investments and investment techniques common to one or more Funds are described in greater detail, including the risks of each, in the Description of Securities and

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





   Investment Techniques  in the SAI.

        The Funds are subject to investment restrictions that are described under Investment Restrictions in the SAI. The investment restrictions are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Funds. The Trust has certain fundamental policies, which prohibit each Fund, with respect to 75 percent of its total assets, from (i) investing more than 5 percent of its assets in the securities of any one issuer (except U.S. government securities defined below); and
   (ii) investing more than 25 percent of its assets in the securities of issuers in the same industry (except cash equivalent items and U.S. government securities). Except for fundamental policies imposed by the Trust s investment restrictions, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See Description of Securities and Investment Techniques and Investment Restrictions in the SAI for further information.

   Equity Fund

        In seeking its objective of providing a high equity total return, the Equity Fund will attempt to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Equity Fund in money market instruments. See Debt Securities below and in the SAI for further information.

        The Adviser expects that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser s stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts expectations, past growth trends, price action of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will often be sought among securities of larger, established companies, although securities of smaller, less well- known companies may also be selected.

        By investing in securities that are subject to market risk, the Equity Fund is also subject to greater fluctuations

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





   in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund or a fund investing primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as U.S. government securities ). To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing covered and secured listed put and call options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short
    against the box.   See  Description of Securities and
   Investment Techniques  in the SAI for further information.
   The Equity Fund may also invest in high yield, high risk, lower-rated debt securities. See Risks Associated With High Yield Debt Securities below and in the SAI for further information.

   Asset Allocation Fund

        The investment objective of the Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available among various asset classes, including debt securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund s objective depends on the Adviser s ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Asset Allocation Fund will follow an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Fund s investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.

             The Asset Allocation Fund will invest in U.S.
   government securities, intermediate and long- term debt

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





   securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund s total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.

             The Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund s investment objective, including but not limited to: writing covered and secured listed put and call options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short against the box. See Description of Securities and Investment Techniques below and in the SAI for further information.

             The maturities of the debt securities in the Asset Allocation Fund will vary based in large part on the Adviser s expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser s stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts expectations, past growth trends,

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





   price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities of smaller, less well known companies may also be selected.

             The Asset Allocation Fund may also invest in high yield, high risk, lower-rated fixed income debt securities, which are not believed to involve undue risk to income or
   principal.   The Asset Allocation Fund does not intend to
   invest more than 25% of its total assets (measured at the time of investment) in high yield, high risk debt securities. Generally, higher yielding bonds carry ratings assigned by Moody s Investor Service, Inc. ( Moody s ) or Standard &
   Poor s Corporation ( S&P ) that are lower than those assigned to investment grade debt securities, or are unrated and the Adviser does not determine such security is of comparable quality to securities rated in one of the four highest rating categories. Such securities carry higher investment risk than investment grade debt securities. The market values of lower-rated securities generally fluctuate more widely than those of higher-rated securities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is generally the case for higher grade debt securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in these categories are considered to be of poor standing and are predominantly speculative. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. A debt security will be considered investment grade if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ( NRSRO ), or, in the case of an unrated security, if the Adviser determines such security is of comparable quality to securities rated in one of the four highest rating categories. See Appendix A to this Prospectus for further discussion regarding securities ratings and Risks Associated With High Yield Debt Securities below and under Description of Securities and Investment
   Techniques  in the SAI.

             The Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity and a payment-in-kind security pays interest in the form of additional securities. These securities will be

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





   subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.

        The Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar denominated debt securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See Foreign Securities below and in the SAI for further information.

   Fixed Income Fund

             In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund invests primarily in investment grade debt securities. The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued.
   In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. A debt security will be considered investment grade if it is rated in one of the four highest rating categories by at least one NRSRO, or, in the case of an unrated security, if the Adviser determines such security is of comparable quality to securities rated in one of the four highest rating categories. See Appendix A to this Prospectus for further discussion regarding securities ratings. The Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. government and agencies and instrumentalities thereof, and foreign governments and their agencies and instrumentalities. The Fixed Income Fund may also invest in mortgage-related debt securities, other types of asset-backed debt securities, and other forms of debt securities. See Debt Securities and Mortgage-Backed Securities below and in the SAI. In addition, up to 15% of the Fund may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund may be invested in debt securities rated below investment grade.

             Debt securities purchased by the Fixed Income Fund

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   may be of any maturity.  It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Fixed Income Fund intends to invest in fixed income securities in order to achieve its investment objective of obtaining the highest level of income consistent with preservation of capital, it may from time to time invest in fixed income securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

             With respect to the Fund s investment in fixed income securities, such securities will be affected by changes in interest rates. When interest rates decline, the market value of a Fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a Fund invested at lower yields can be expected to decline. Therefore, the Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal.

             The Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund s investment objective. Such strategies and techniques include, but are not limited to, writing covered and secured listed put and call options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling
   securities short  against the box.   See  Description of
   Securities and Investment Techniques in the SAI for further information.

   INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES

   Mortgage-Backed Securities

        Each Fund may invest in mortgage-backed securities. Mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various

   PAGE
   governmental, government-related and private organizations (see Mortgage Pass-Through Securities, below). The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see
    Collateralized Mortgage Obligations, at page 9 ), and in other types of mortgage-related securities.

        Mortgage Pass-Through Securities. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by passing through periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal.
   Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association,
    GNMA ), or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association, FNMA, or the Federal Home Loan Mortgage Corporation, FHLMC ). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

        GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the pass-through payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of FHLMC and FNMA, trade in book-entry form and are not subject to this risk of delays in timely payment of income. Although the mortgage loans in the

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





   pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity.
   Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

        FNMA and FHLMC Mortgage-Backed Obligations. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

        FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

        Collateralized Mortgage Obligations. All Funds may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ( CMOs ) or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed

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





   bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-backed securities. If such securities are developed and offered to other types of investors, investments in such new types of mortgage-related securities will be considered.

   Risks of Mortgage-Backed Securities. In the case of mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass- through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

   Debt Securities

        All Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Asset Allocation
   Fund and the Fixed Income Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

        The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on

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   interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

        Risks Associated With High Yield Debt Securities. The Funds may invest in high yield, high risk, lower-rated debt securities. High yield debt securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of high yield debt securities.

        Lower-rated debt securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) changes in the financial condition of the issuers and (3) price fluctuation in response to changes in interest rates. Accordingly, the yield on lower-rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest, and increase the possibility of default. In addition, the market for lower-rated securities has expanded rapidly in recent years, and this expanded market has not been tested in a period of extended economic downturn. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

        Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities rated below investment grade categories of recognized rating agencies: Ba1 or lower by Moody s or BB+ or lower by Standard & Poor s. Debt

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





   securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.

   Foreign Securities

        The Asset Allocation Fund may invest in equity securities of foreign issuers. That Fund may invest up to 50 percent of its net assets in such securities. The Asset Allocation Fund and Equity Fund may invest in American Depository Receipts
   ( ADRs ), which are described below. The Fixed Income Fund may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities. Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Asset Allocation Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in that Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

        There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking

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





   appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

        Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

        ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs.

   Restricted and Illiquid Securities

        The Funds may invest in restricted securities such as private placements, although a Fund may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Fund s assets would be invested in illiquid securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   MANAGEMENT

        The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Trust s investment manager, as set forth below.

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





   The Trust s officers supervise the daily business operations of the Trust.

        Conseco Capital Management, Inc. (the  Adviser ), 11825
   N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice, and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees. For information about the Board of Trustees and the Trust s officers, see Management in the SAI.

        Under the Investment Advisory Agreements, the Adviser receives an investment advisory fee equal to an annual rate of .45% of the daily net asset value of the Fixed Income Fund, .70% of the daily net asset value of the Equity Fund, and .70% of the daily net asset value of the Asset Allocation Fund.
   The Adviser also manages another registered investment company, all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. Pursuant to Investment Advisory Agreements between the Adviser and the Funds, the Adviser will reduce its aggregate fees for any fiscal year, or reimburse the Funds, to the extent required, so that the Funds expenses do not exceed the expense limitations applicable to the Trust under the securities laws or regulations of those states or jurisdictions in which the Funds shares are registered or qualified for sale. Expenses for purposes of these expense limitations include the management fee, but exclude brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Funds. In addition, the state with the most restrictive expense limitation allows the Trust to exclude distribution expenses. The Adviser has voluntarily agreed to waive its investment advisory fee to the extent that the ratio of expenses to net assets on an annual basis for Class Y shares of the Equity Fund exceeds 1.00%, the Asset Allocation Fund exceeds 1.00%, and the Fixed Income Fund exceeds .60%. These voluntary limits may be discontinued at any time after April 30, 1998.

        The investment professionals primarily responsible for the management of each Fund, with the respective responsibilities and business experience for the past five years are as follows:


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        Equity Fund: Thomas J. Pence, Vice President for the
   Adviser. He is responsible for the management of the Adviser s equity portfolios and oversight of the equity investment process. Prior to joining the Adviser in 1992, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.

        Fixed Income Fund: Gregory J. Hahn, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.

        Asset Allocation Fund: Gregory J. Hahn, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn s business experience above.
        Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence s business experience above.



   Administrative Fees

        Pursuant to an administration agreement ( Administration Agreement ), Conseco Services, LLC supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. For providing these services, Conseco Services receives a fee from each Fund of .20% per annum of its average daily Class Y net assets. Pursuant to the Administration Agreement, Conseco Services, LLC reserves the right to employ one or more sub-administrators to perform administrative services for the Funds.

   PURCHASE AND REDEMPTION OF SHARES

   How to Buy Shares

        You may purchase shares from any broker-dealer that has a selling agreement with Conseco Equity Sales, Inc. (the
    Distributor ). In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing to Conseco Fund Group, P.O. Box 8017, Boston, Massachusettes, 02266-8017, a completed account application and a check

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





   payable to the appropriate Fund.  Or you may telephone 1-800-
   986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.

        In order to buy class Y shares you must qualify as one of the following types of institutional investors: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, (b) have 750 or more employees eligible to participate at the time of purchase, or (c) certify that they will have projected annual contributions of $2.5 million or more, (ii) banks and insurance companies which are not affiliated with the Adviser purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, or (iv) tax-qualified retirement plans of the Adviser or broker-dealer wholesalers and their affiliates.

             Purchase orders for all Funds are accepted only on a regular business day as defined below. Orders for shares received by the Transfer Agent on any business day prior to the close of trading on the New York Stock Exchange (the
    NYSE ) (normally 4:00 p.m. Eastern Time) will receive that day s offering price. Orders received by the Transfer Agency after such time but prior to the close of business on the next business day will receive the next business day s offering price which is net asset value. If you purchase shares through a broker-dealer, your broker is responsible for forwarding payment promptly to the Transfer Agent. A business day is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year s Day, President s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Your initial purchase amount must be at least $500,000. However, the minimum may be waived at the discretion of a Fund s officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following placement of the order.

        The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to broker-dealers based on a combination of aggregate shares sold and increases of assets under management. All of the above

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





   payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

        You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

   Purchases By Wire

        Purchase by wire transfer should be directed to the Transfer Agent to receive an account number at (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a regular business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, Massachusetts, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 p.m. Eastern
   Time) of the NYSE on a regular business day as defined above, you will receive that day s offering price. Your bank may charge for these services.

   Purchase Through Dealer

        Orders for purchase of shares placed through dealers will receive the net asset value next computed following receipt of the order provided the dealer receives the order prior to the close of the NYSE and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). Dealers are required to provide payment within three business days after placing an order. Dealers making payment for confirmed purchases via Federal funds wire must reference the confirmation number to ensure timely credit.



   Purchases By Check

        An initial investment made by check must be accompanied by an Application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the

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   Transfer Agent.  All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

   How to Redeem Shares of the Funds

        Shares of Class Y are redeemed at net asset value next determined after receipt of a redemption request in good form on any day the NYSE is open for business, reduced by the amount of any federal income tax required to be withheld.

   Redemptions by Mail

        A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption.
   It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the Application accompanying this Prospectus. A signature guarantee by an eligible guarantor may be required as stipulated in Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. A signature guarantee is required for redemptions of $50,000 or more.

   Redemptions by Wire or Telephone

        Brokers, dealers, or other sales agents may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor impose any such charges.

        The Funds and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures,

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





   they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

   Expedited Redemptions

        You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the Expedited Redemptions section of the Application for this privilege to be applicable.

   General

        Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the SEC.

   Exchange Privilege

        Class Y shares of one Fund described in this Prospectus may be exchanged for Class Y shares of the other Funds or for shares of the Money Market Fund, managed by Federated Investors, at the relative net asset values per share at the time of the exchange. Shares of the Money Market Fund, managed by Federated Investors, may be exchanged for Class Y shares at relative net asset values per share at the time of the exchange. The total value of shares in a Fund after the exchange must at least equal the minimum investment requirement of the Fund into which they are being exchanged. You should consider the differences in investment objectives and expenses of the Funds before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day. Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser.

   Electronic Transfers through Automated Clearing House


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





        Electronic Transfers through Automated Clearing House
   ( ACH ) allows you to initiate a purchase or redemption for as little as $100 or as much as $50,000 between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply. You must complete the ACH section of the Application for this privilege to be applicable.

   Determination of Net Asset Value

        The net asset value per share is determined for each class of shares for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund s net assets attributable to a class by the number of shares of that class outstanding. The assets of each Fund are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Trustees of the Trust believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.




   DIVIDENDS, DISTRIBUTIONS AND TAXES

        Each Fund is treated as a separate taxable entity and qualifies as a regulated investment company under applicable provisions of the Internal Revenue Code of 1986 (the Code ). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will be allowed a deduction for amounts distributed to its shareholders from its ordinary income and net realized capital gains and will not be subject to federal income tax on
   such amounts.   To qualify for treatment as a  regulated
   investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities, and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities held for less than three months.

        Each Fund intends to distribute sufficient net investment income to avoid the application of federal income tax on the Trust. Each Fund also intends to distribute sufficient income

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





   to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Fund will consist of all payments of dividends or interest received and any net short-term gains or losses from the sale of its investments less its estimated expenses (including fees payable to the Adviser). The Asset Allocation Fund is also required to include in its gross income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Fund receives no interest payment on the security during the year. Similarly, the Fund must include in its gross income each year any interest distributed in the form of additional securities by payment-in-kind securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Code, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash the Fund actually received. Those distributions will be made from the Fund s cash assets or the proceeds from sales of Fund securities, if necessary.

        This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

        Dividends from the Fixed Income Fund will be declared and distributed monthly in additional full and fractional shares of those respective Funds. Dividends from the Equity Fund and the Asset Allocation Fund will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

        All net realized long-term capital gains of the Trust, if any, are declared and distributed annually after the close of the Trust s fiscal year to the shareholders of the Fund or Funds to which such gains are attributable.

        Distribution Options. When you open your account, specify on your Application how you want to receive your distributions. For Conseco Fund Group retirement accounts, all distributions are reinvested. For other accounts, you have the following options:

        Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long term capital gains distributions in additional shares of the Fund.

        Reinvest Income Dividends Only. You can elect to reinvest investment income dividends in a Fund while receiving capital gains distributions by check or sent to your bank account.

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





        Reinvest Capital Gains Only. You can elect to reinvest capital gains in the Fund while receiving dividends by check or sent to your bank account.

        Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gain distributions or have them sent to your bank.

   THE ADVISER'S INVESTMENT PERFORMANCE

        Because the Funds are being offered to the public for the first time, as of the date of this Prospectus they do not have any prior operating history or performance. However, the Equity Fund, Asset Allocation Fund and Fixed Income Fund are modeled after existing funds of the Conseco Series Trust (the
    CST Funds ) that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.

        Below you will find information about the performance of the CST Funds. Although the three comparable Funds discussed above have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the CST Funds, you should not assume that the Funds offered by this Prospectus will have the same future performance as the CST Funds. For example, any Fund s future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.

        The investment characteristics of each Fund listed below will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

        Certain Funds do have differences from their corresponding CST Fund none of which the Adviser believes would cause a significant change in investment results. Investors should note the following differences: (1) the Funds may invest in swaps, caps and floors; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI the for further details.

        The table below sets forth each Fund, and its

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   corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the inception date ) and asset size as of October 31, 1996.


             Corresponding CST Fund
        Fund (Inception Date and Asset Size)
        Equity Fund
        Common Stock Portfolio
        (Jan. 31, 1992)                    $154,615,806

        Asset Allocation Fund
        Asset Allocation Portfolio
        (Dec. 1, 1991)                      $14,792,025

        Fixed Income Fund
        Corporate Bond Portfolio
        (July 31, 1990)                     $17,031,312

        The following table shows the average annualized total returns for the CST Funds for the one, three, five and ten year (or life of CST Fund, if shorter) periods ended October 31, 1996. These figures are based on the actual gross investment performance of the CST Funds. From the gross investment performance figures, the maximum Total Fund Operating Expenses reflected in the fee table on page 3 are deducted to arrive at the net return. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.


     CST Fund                                                  10 Years or
   (Inception Date)            1 Year    3 Years   5 Years     Since
                                                               Inception
   Common Stock Portfolio        39.115%   22.764%    N/A        19.354%
   (Jan. 31, 1992)

   Asset Allocation Portfolio    26.125%   16.555%    N/A        15.779%
   (Dec. 31, 1991)

   Corporate Bond Portfolio      6.497%    6.151%    9.024%    10.427%
   (July 30, 1990)

        Each of the Funds may from time to time advertise certain

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   investment performance information.  Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

        The yield of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

        The average annual total return of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain
   distributions.   Total return  quotations reflect the
   performance of the Fund and include the effect of capital changes.

        Further information about the performance of the Funds is contained in the SAI and will be contained in the Funds annual reports to shareholders, which you may obtain without charge by writing the Funds address or calling the telephone number set forth on the cover page of this Prospectus.

   Brokerage Commissions

        Although the Conduct Rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers who sell shares of the Funds. The Adviser may also select an affiliated broker-dealer to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

   Shares of Beneficial Interest


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





        All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund basis. The Trust does not hold routine annual shareholders meetings. The shares of each Fund issued, are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund.

   Reports to Shareholders

        Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

   Retirement Plans and Medical Savings Accounts

        Class Y has available prototype qualified retirement plans for both corporations and self-employed individuals.
   The Trust also has available prototype Individual Retirement Account ( IRA ) plans (for both individuals and employers) and Simplified Employee Pension ( SEP ) plans as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts.
   For information, see the SAI and call or write the Distributor.

   Class A Shares

        In addition to Class Y Shares, the Trust also offers Class A shares. Class A shares are available to individual investors. Class A shares generally have operating expenses similar to Class Y shares, except for certain sales charges and distribution and transfer agent fees. Please call the Transfer Agent at (800) 986-3384 for additional information on the purchase of Class A shares.

   Distributor

        Conseco Equity Sales, 11815 N. Pennsylvania Street,
   Carmel, Indiana 46032 serves as distributor to the Trust.

   Transfer Agent

        State Street Bank and Trust Company, 225 Franklin Street,

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





   Boston, Massachusetts 02110, serves as the Trust s transfer agent.

   Custodian

        The Bank of New York, 90 Washington Street, 22nd Floor,
   New York, New York 10826, serves as custodian of each Fund s assets. The Bank of New York also performs certain administrative services for the Funds pursuant to agreements with Conseco Services, LLC.

   Independent Public Accountants

        The Trust s independent public accountant is Coopers &
   Lybrand, L.L.P., Indianapolis, Indiana.

   Legal Counsel

        Certain legal matters for the Funds are passed upon by Jorden Burt Berenson & Johnson LLP, 1025 Thomas Jefferson
   Street, N.W., Suite 400 East, Washington, D.C.  20007.

        This Prospectus is not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representations, other than those contained in this Prospectus or the SAI.

























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















   TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION


                                                          Page

        General Information                                    2
        Investment Objectives                                  2
        Description of Securities and Investment Techniques    4
        Investment Performance                                18
        Portfolio Turnover and Securities Transactions        20
        Management                                            22
        Net Asset Values of the Shares of the Funds           24
        Fund Expenses                                         24
        Distribution Arrangements                             24
        Purchase and Redemption of Shares                     26
        General                                               27
        Taxes                                                 29
        Financial Statements                                  33
























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







   If you would like a free copy of the Statement of Additional
   Information for this Prospectus, please complete this form, detach, and mail to:

        Conseco Fund Group
        Attn: Administrative Offices
        11815 N. Pennsylvania Street, Carmel, Indiana 46032


   Gentlemen:

        Please send me a free copy of the Statement of Additional
   Information for the Conseco Group Fund Group at the following address:

   Name:
   Mailing Address:



        Sincerely,

        (Signature)

























   APPENDIX A SECURITIES RATINGS


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   DESCRIPTION OF CORPORATE BOND RATINGS

   Moody s Investor Service, Inc. s Corporate Bond Ratings:

   Aaa - Bonds which are rated Aaa by Moody s Investor Service, Inc. ( Moody s ) are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B -Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa -Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of

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





   danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   Standard & Poor s Corporation s Corporate Bond Ratings:

   AAA - This is the highest rating assigned by Standard & Poor s
   Corporation ( S&P ) to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

   CI - The rating CI is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Preferred Stock Ratings:

   Both Moody s and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case

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   of Moody s preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

















































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